Prime Portfolio
Prospectus Supplement
September 28, 2007

Morgan Stanley Institutional Liquidity Funds

Supplement dated September 28, 2007 to the Prime Portfolio Prospectus dated February 28, 2007 which accompanies the Disclosure Memorandum for the Morgan Stanley Stable Value Fund

Prime Portfolio

All references in the Prospectus to the Fund’s Sub-Adviser are hereby deleted. Any services previously provided by the Sub-Adviser are now being provided by the Investment Adviser. The investment process utilized in managing the Portfolio has not changed and the same personnel will be managing the Portfolio.

The first sentence of the second paragraph of the section of the Prospectus entitled ‘‘General Shareholder Information – Distributions’’ is hereby deleted and replaced with the following:

The Portfolio declares income dividends on each business day based on its respective daily net income to shareholders of record.

Please retain this supplement for future reference.

LFPRIMESPT